UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

   NCR CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-00395	31-0387920
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard Duluth, Georgia 30096 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 12, 2015, Richard T. McGuire III resigned from the board of directors of NCR Corporation, a Maryland corporation (the “Company”) and all committees thereof, effective immediately.
Attached as Exhibit 99.1 is a copy of the Company’s press release dated November 12, 2015 announcing the resignation of Mr. McGuire.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

	By:	/s/ Edward Gallagher
		Name:	Edward Gallagher
Date: November 18, 2015		Title:	Senior Vice President, General Counsel and Corporate Secretary

Index to Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 12, 2015.